LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

January 4, 1999

Dear Shareholder:

J.P. Morgan Institutional International Opportunities Fund recorded a 2.69% return for the year ended November 30, 1998. Although the fund ended its year relatively unharmed by the extreme volatility that recently occurred throughout the world's equity markets, it underperformed its benchmark, the MSCI All Country World Index Free ex-U.S. which returned 11.92% for the year. We believe, however, despite its past underperformance, the fund is well positioned to benefit in the future from its exposure to the opportunities we have identified in selected international and emerging equity markets.

The fund's net asset value increased from $9.94 per share at the beginning of the year to $10.11 by November 30, 1998 after paying an income dividend of approximately $0.10 per share. The fund's net assets were $323.9 million at the end of the year. The net assets of The International Opportunities Portfolio, in which the fund invests, totaled approximately $380.3 million on November 30, 1998.

The report that follows includes an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the year, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS. . . . . . .6

FUND PERFORMANCE . . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . . . .8

PORTFOLIO MANAGER Q&A. . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on February 28, 1997,* would have grown to $1,024,840 on November 30, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 SINCE INCEPTION*
FEBRUARY 28, 1997 - NOVEMBER 30, 1998

[GRAPH]



         J.P. Morgan Institutional    MSCI All Country World     Lipper International   MSCI All Country World
         International Opportunities  excluding U.S. Free        Funds Average          excluding U.S. Index
Feb-97  $1,000,000                    $1,000,000                 $1,000,000            $1,000,000
        $1,005,020                    $  997,888                 $1,022,500            $  998,299
        $1,012,050                    $1,006,340                 $1,005,310            $1,007,390
        $1,015,200                    $1,068,470                 $1,064,620            $1,068,260
        $1,099,400                    $1,127,440                 $1,114,340            $1,127,820

Jul-97  $1,129,520                    $1,150,250                 $1,145,980            $1,150,960
        $1,050,200                    $1,059,760                 $1,063,020            $1,062,950
        $1,109,440                    $1,117,090                 $1,129,240            $1,116,670
        $1,007,030                    $1,021,960                 $1,043,190            $1,018,480
        $  997,922                    $1,009,190                 $1,033,910            $1,005,470
        $1,021,530                    $1,020,800                 $1,042,490            $1,016,230

Jan-98  $1,034,680                    $1,051,370                 $1,067,090            $1,046,390
        $1,092,330                    $1,121,480                 $1,137,840            $1,117,590
        $1,140,870                    $1,160,230                 $1,195,870            $1,155,370
        $1,153,010                    $1,168,570                 $1,212,260            $1,162,490
        $1,121,660                    $1,147,340                 $1,213,590            $1,139,960
        $1,104,460                    $1,143,070                 $1,204,360            $1,134,910

Jul-98  $1,108,510                    $1,153,910                 $1,221,950            $1,145,830
        $  911,306                    $  991,184                 $1,047,580            $  983,767
        $  868,732                    $  970,246                 $1,010,070            $  963,552
        $  978,210                    $1,017,880                 $1,085,120            $1,064,430

Nov-98  $1,024,840                    $1,129,480                 $1,141,220            $1,121,430


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.



PERFORMANCE                                          TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                                     --------------------     ----------------------------
                                                     THREE        SIX         ONE          SINCE
AS OF NOVEMBER 30, 1998                              MONTHS       MONTHS      YEAR         INCEPTION*
----------------------------------------------------------------------------------------------------------
J.P. Morgan Inst. International Opportunities Fund    12.46%      -8.63%        2.69%       1.41%
MSCI All Country World Index Free ex-U.S.             13.95%      -1.56%       11.92%       7.21%
MSCI All Country World Index ex-U.S.                  13.99%      -1.63%       11.53%       6.77%
Lipper International Equity Funds Average              8.98%      -5.93%       10.43%       7.90%

AS OF SEPTEMBER 30, 1998
----------------------------------------------------------------------------------------------------------
J.P. Morgan Inst. International Opportunities Fund   -21.34%     -23.85%      -21.70%      -8.50%
MSCI All Country World Index Free ex-U.S.            -15.12%     -16.37%      -13.15%      -1.89%
MSCI All Country World ex-U.S. Index                 -15.10%     -16.60%      -13.71%      -2.32%
Lipper International Equity Funds Average            -16.17%     -15.54%      -10.65%       0.63%



*2/26/97 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION, 2/28/97). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 2/26/97 IS 1.17%.

PRIOR TO SEPTEMBER 1, 1998, THE BENCHMARK WAS THE MSCI ALL COUNTRY WORLD INDEX EX-U.S. COMMENCING SEPTEMBER 1, 1998, THE BENCHMARK IS THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on December 15, 1998 and reflects Nigel's views on that date.

THE VOLATILITY IN INTERNATIONAL GLOBAL MARKETS OVER THE ANNUAL REPORTING PERIOD HIT RECORD LEVELS. NO DOUBT, IT WAS A VERY DIFFICULT TIME IN WHICH TO INVEST. HOW DID THE PORTFOLIO'S MANAGEMENT TEAM NAVIGATE THROUGH THE PAST YEAR?

NE: All the extremes in volatility really started in 1997, beginning with the Asian crisis. While Asia's currency crisis actually started in the summer of 1997, it wasn't really until the fourth quarter of 1997 when its impact was felt globally. With that being the first two months of the portfolio's annual reporting period, performance suffered a blow right from the start as equity markets everywhere -- particularly emerging equity markets -- came under siege.

During that period, we maintained the portfolio's underweight positions in Malaysia and Indonesia -- which helped the fund's performance -- and kept the portfolio focused on the opportunities we identified elsewhere, both within and outside of Asia.

During the first quarter of 1998, however, we then saw some recovery in the markets as some of the panic of the fourth quarter calmed and stability returned. During that time we continued to take advantage of the drastic downward valuations that occurred from the fourth quarter panic: we continued to selectively invest in companies where our analysis determined fundamentals remained strong despite price declines. In other words, the panic of the fourth quarter brought down the values of not only fundamentally overvalued investments, but fundamentally sound ones as well.

In the developed markets, the quarter was notable, from a performance perspective, for the strong results turned in by developed Europe. In terms of what helped performance for the first few months of 1998, I think it's important to focus on Europe.

WHAT WAS BEHIND EUROPE'S SUCCESS?

NE: First, at the economic level, domestic demand in Europe continued to improve at a faster rate than almost anyone would have expected. While
European economic growth is now slowing to moderate levels, it still has the potential for stronger growth relative to the U.S., for example. Secondly, the benefits of restructuring, both past and current, have positively impacted many European corporations. So through the first half of the reporting period, fund performance had benefited from the strong returns of developed Europe.

THEN WE MOVED INTO THE SUMMER OF 1998, AND MORE TURMOIL.

NE: That's right. The next distinctive period within the year occurred in mid-August when we saw another financial crisis, this time in Russia. A renewed wave of risk aversion once again flooded the markets and extremes in volatility returned, negatively impacting markets everywhere but particularly in Europe.

Also, by then it had become painfully obvious that problems in Japan were not going away and were, in fact, worse than anyone expected. The Japanese banking crisis unrolled into an ugly mess, with non-performing loans and bankruptcies increasing.

HOW DID THE FUND PERFORM DURING ITS ANNUAL REPORTING PERIOD?

NE: The fund benefited from an underweight position in Japan throughout most of the reporting period, as well as its avoidance of Malaysia which was actually initiated in April of 1997. Unfortunately, however, the fund underperformed its benchmark, the MSCI All Country World Index Free ex-U.S.

The investment environment had been particularly challenging for international and emerging market investors over the past year, with extremes in sentiment and indiscriminate selling often severely discounting the values of otherwise sound investments. With such volatility, mispricings occur and often will negatively skew performance.

Additionally, much of the panic investing that occurred during the period resulted in investors flocking to very large, recognizable names which were often already overpriced. With the market rewarding what we considered overvalued investments, this hurt the fund's performance as well.

However, we felt, and still feel, it is important to stick to our style and ride out volatility. We are confident our extensive research has the portfolio focused in high-quality, undervalued opportunities that will eventually be recognized and rewarded by the market.

WHAT IS YOUR OUTLOOK FOR THE NEXT THREE MONTHS? HOW IS THE PORTFOLIO THEREFORE BEING POSITIONED?

NE: Individual stock selection is the primary tool that we use to build this portfolio, focusing on identifying the most attractive companies around the world. Overall, we are optimistic about the future prospects for international equities compared to the U.S., for example, which is toward the end of its expansion phase. Specifically, we remain positive on developed Europe. While economic growth is slowing and earnings estimates are being revised downward, it still provides some of the best opportunities in the international equity universe. Economic and Monetary Union (EMU) also provides a strong incentive for European companies to continue to restructure and reduce their costs.

We continue to underweight Japan. While some progress has been made, the road to recovery will be long and bumpy. Within the Asian region, however, Hong Kong provides some attractive opportunities. We also expect to maintain the portfolio's overweight in Australia and New Zealand, as those domestic economies are doing well.

Regarding emerging equity markets as a whole, we believe that we are at the bottom of a cyclical slump and therefore at the cusp of a turning point. We see the current environment as providing a window of opportunity to continue to make investments in fundamentally sound companies that are now trading at depressed values.

Overall, we believe J.P. Morgan's robust research capabilities are key in focusing the portfolio in those under-researched, undervalued securities -- in both developed and emerging markets.

GOING BACK TO EUROPE, HOW WILL EMU AFFECT THE PORTFOLIO?

NE: January 1, 1999 brought a significant event for international investors: the start of Europe's Economic and Monetary Union (EMU). EMU represents the effort to replace the separate currencies of eleven major European countries (Germany, France, Belgium, the Netherlands, Luxembourg, Italy, Ireland, Spain, Portugal, Austria, and Finland) with a single currency, the euro. While EMU occurred after the fund's reporting period, we have already adjusted our perspective to better position the fund for this event.

More recently, and going forward, our portfolio construction within continental Europe will have more of a focus on identifying the most attractive stocks within an industry across the region, rather than within each individual country. With 11 of the 15 European Union countries having adopted the euro, market correlation has risen and in all likelihood it will continue to do so.

Thus, the ability to add value in continental Europe through country allocation has declined and we expect our fundamental research driven process to become even more important going forward.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S.equity securities that seeks to outperform the MSCI All Country World Index Free ex-U.S. As an international investment, the fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
2/26/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/98
$323,918,294

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/98
$380,257,202

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)

12/18/98

EXPENSE RATIO
The fund's current annual expense ratio of 0.99% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1998


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

EUROPE/AFRICA                 71.8%

JAPAN                         12.9%

ASIA PACIFIC (EX-JAPAN)        6.3%

LATIN AMERICA                  3.0%

CANADA                         1.7%

OTHER                          4.3%



LARGEST PORTFOLIO                                % OF TOTAL
HOLDINGS (excluding short-term investments)      INVESTMENTS
-------------------------------------------------------------
VIVENDI (FRANCE)                                        3.2%
SCHWEIZERISCHE RUECKVERSICHERUNGS-
    GESELLSCHAFT (SWITZERLAND)                          2.4%
AUTOLIV, INC. (SDR) (SWEDEN)                            2.4%
NESTLE SA (SWITZERLAND)                                 2.0%
PHILIPS ELECTRONICS NV (NETHERLANDS)                    1.8%
ZURICH ALLIED AG (SWITZERLAND)                          1.8%
MUENCHENER RUECKVERSICHERUNGS-
    GESELLSCHAFT AG (GERMANY)                           1.8%
ROCHE HOLDING AG (SWITZERLAND)                          1.7%
ROYAL BANK OF CANADA (CANADA)                           1.7%
IBERDROLA SA (SPAIN)                                    1.7%


DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The International Opportunities
  Portfolio ("Portfolio"), at value                $322,990,798
Tax Reclaims Receivable                               1,059,108
Receivable for Expense Reimbursements                    70,265
Deferred Organization Expenses                            7,781
Prepaid Expenses and Other Assets                         2,852
                                                   ------------
    Total Assets                                    324,130,804
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                               89,000
Shareholder Servicing Fee Payable                        26,139
Administrative Services Fee Payable                       7,272
Organization Expenses Payable                             3,340
Accrued Trustees' Fees and Expenses                         743
Administration Fee Payable                                  376
Fund Services Fee Payable                                   307
Accrued Expenses                                         85,333
                                                   ------------
    Total Liabilities                                   212,510
                                                   ------------
NET ASSETS
Applicable to 32,054,239 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $323,918,294
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.11
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $341,216,528
Undistributed Net Investment Income                   6,789,524
Accumulated Net Realized Loss on Investment and
  Foreign Currency Contracts and Transactions       (33,956,867)
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations         9,869,109
                                                   ------------
    Net Assets                                     $323,918,294
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $1,208,535)                               $  6,930,557
Allocated Interest Income (Net of Foreign
  Withholding Tax of $442)                                        1,014,513
Allocated Portfolio Expenses (Net of
  Reimbursement of $1,738)                                       (3,162,223)
                                                               ------------
    Net Investment Income Allocated from
      Portfolio                                                   4,782,847
FUND EXPENSES
Shareholder Servicing Fee                          $ 373,884
Administrative Services Fee                          108,365
Registration Fees                                     72,519
Transfer Agent Fees                                   20,507
Professional Fees                                     18,822
Printing Expenses                                     15,386
Fund Services Fee                                     11,047
Interest Expense                                       9,020
Administration Fee                                     8,082
Trustees' Fees and Expenses                            5,509
Amortization of Organization Expenses                  2,399
Insurance Expense                                      1,223
Miscellaneous                                         23,143
                                                   ---------
    Total Fund Expenses                              669,906
Less: Reimbursement of Expenses                     (108,908)
                                                   ---------
NET FUND EXPENSES                                                   560,998
                                                               ------------
NET INVESTMENT INCOME                                             4,221,849
NET REALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                (26,883,314)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                          17,183,894
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ (5,477,571)
                                                               ------------
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 26, 1997
                                                    FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   -----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,221,849    $        1,583,792
Net Realized Loss on Investment and Foreign
  Currency Transactions Allocated from Portfolio        (26,883,314)           (3,259,288)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio         17,183,894            (7,314,785)
                                                   -----------------   -------------------
    Net Decrease in Net Assets Resulting from
      Operations                                         (5,477,571)           (8,990,281)
                                                   -----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (2,837,563)                   --
                                                   -----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        282,037,575           235,681,567
Reinvestment of Dividends                                   896,069                    --
Cost of Shares of Beneficial Interest Redeemed         (161,929,534)          (15,461,968)
                                                   -----------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               121,004,110           220,219,599
                                                   -----------------   -------------------
    Total Increase in Net Assets                        112,688,976           211,229,318
NET ASSETS
Beginning of Period                                     211,229,318                    --
                                                   -----------------   -------------------
End of Period (including undistributed net
  investment income of $6,789,524 and $1,905,717,
  respectively)                                    $    323,918,294    $      211,229,318
                                                   -----------------   -------------------
                                                   -----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 26, 1997
                                                    FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $           9.94    $            10.00
                                                   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.22                  0.07
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Transactions                 0.05                 (0.13)
                                                   -----------------   -------------------
Total from Investment Operations                               0.27                 (0.06)
                                                   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.10)                   --
                                                   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $          10.11    $             9.94
                                                   -----------------   -------------------
                                                   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   2.69%                (0.60%)(a)
Net Assets, End of Period (in thousands)           $        323,918    $          211,229
Ratios to Average Net Assets
  Net Expenses (excluding Interest Expense)                    0.99%                 0.99%(b)
  Net Investment Income                                        1.13%                 1.35%(b)
  Expenses without Reimbursement and including
    Interest Expense                                           1.02%                 1.17%(b)
  Interest Expense                                             0.00%(c)                 --

------------------------
(a) Not Annualized.

(b) Annualized.

(c) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional International Opportunities Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992.
The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 26, 1997. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional International Opportunities Fund, respectively.

The fund invests all of its investable assets in The International Opportunities Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 85% at November 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $12,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase undistributed net investment income by $3,499,521, increase accumulated net realized loss on investment by $3,494,160 and decrease paid-in capital by $5,361. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward of $31,792,671 at November 30, 1998, of which $29,981 will expire in the year 2005 and $31,762,690 will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   i) For federal income tax purposes, the fund incurred approximately $2,449,800 of realized foreign currency losses and $29,700 of realized long-term capital losses in the period from November 1, 1998 to November 30, 1998. These losses were deferred for tax purposes until December 1, 1998.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1998, the fee for these services amounted to $8,082.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1998, the fee for these services amounted to $108,365.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through March 30, 1999. This reimbursement arrangement can be changed or terminated at any time after March 30, 1999 at the option of J.P. Morgan. For the fiscal year ended November 30, 1998, J.P. Morgan has agreed to reimburse the fund $108,908 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended November 30, 1998, the fee for these services amounted to $373,884.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $11,047 for the fiscal year ended November 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,300.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 26, 1997
                                                    FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   -----------------   -------------------
Shares sold......................................        27,279,005            22,718,872
Reinvestment of dividends........................            90,629                    --
Shares redeemed..................................       (16,572,045)           (1,462,222)
                                                   -----------------   -------------------
Net Increase.....................................        10,797,589            21,256,650
                                                   -----------------   -------------------
                                                   -----------------   -------------------

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999.The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There was no outstanding borrowings pursuant to the Agreement as of November 30, 1998. The average daily balance outstanding for the fiscal year ended November 30, 1998 was $162,192 at a weighted average interest rate of 5.5764%. The average amount of debt per share for the fiscal year ended November 30, 1998 was $0.0045.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional International Opportunities Fund
(formerly The JPM Institutional International Opportunities Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional International Opportunities Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 19, 1999

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five Trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251       --
  William G. Burns...............................  2,592,561,591       8,840,251       --
  Arthur C. Eschenlauer..........................  2,592,561,591       8,840,251       --
  Matthew Healey.................................  2,592,561,591       8,840,251       --
  Michael P. Mallardi............................  2,592,561,591       8,840,251       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......     29,071,037        --             --
  b. Relating to concentration of assets.........     29,071,037        --             --
  c. Relating to issuance of senior securities...     29,071,037        --             --
  d. Relating to borrowing.......................     28,973,516          97,521       --
  e. Relating to underwriting....................     29,071,037        --             --
  f. Relating to investment in real estate.......     28,898,754         172,283       --
  g. Relating to commodities.....................     28,898,754         172,283       --
  h. Relating to lending.........................     28,801,233         269,804       --
  i. Reclassification of other restrictions as
      nonfundamental.............................     29,071,037        --             --
3. Reclassification of investment objectives.....       N/A             N/A            N/A
4. Investment advisory agreement.................     29,262,746        --              97,521
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6. Independent accountants,
    PricewaterhouseCoopers LLP...................  2,402,592,025      19,567,729   179,242,087

The International Opportunities Portfolio
Annual Report November 30, 1998
(The following pages should be read in conjunction with the J.P. Morgan Institutional International Opportunities
Fund Annual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (91.1%)
ARGENTINA (0.8%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)(s)............................        99,680   $   2,940,560
                                                                  -------------

AUSTRALIA (2.9%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...       134,700         946,346
QBE Insurance Group Ltd. (Insurance)(s)..........     1,005,000       4,335,135
Telstra Corp. Ltd. (Telecommunication
  Services)(s)+..................................       201,800         898,394
WBK STRYPES Trust (Banking)......................        16,300         499,187
Westpac Banking Corp. Ltd. (Banking)(s)..........       635,542       4,244,057
                                                                  -------------
                                                                     10,923,119
                                                                  -------------

AUSTRIA (0.8%)
Bank Austria AG (Banking)(s).....................        24,932       1,293,130
Bank Austria AG (Banking) (Participating
  Certificates)(s)...............................        39,200       1,861,806
                                                                  -------------
                                                                      3,154,936
                                                                  -------------

BELGIUM (0.4%)
PetroFina SA (Oil-Production)(s).................         3,500       1,429,491
                                                                  -------------

CANADA (1.7%)
Royal Bank of Canada (Banking)(s)................       130,800       6,456,603
                                                                  -------------

CHILE (0.0%)
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)(s)...........         4,547         105,434
                                                                  -------------

CZECH REPUBLIC (0.2%)
Central European Media Enterprises Ltd., Class A
  (Entertainment, Leisure & Media)(s)+...........       102,500         663,047
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

DENMARK (2.4%)
Danisco A/S (Food, Beverages & Tobacco)(s).......        71,400   $   3,697,390
GN Store Nord A/S (Telecommunications-
  Equipment)(s)..................................       166,500       5,284,048
Olicom A/S (Technology)(s)+......................        53,822         284,683
                                                                  -------------
                                                                      9,266,121
                                                                  -------------

FINLAND (0.6%)
Rautaruukki OYJ, K Shares (Metals & Mining)(s)...       364,900       2,341,938
                                                                  -------------

FRANCE (14.7%)
Canal Plus (Broadcasting & Publishing)(s)........         7,400       1,705,421
Carrefour SA (Retail)(s).........................         5,150       3,655,084
Christian Dior SA (Retail)(s)....................        31,900       3,481,814
Compagnie de Saint Gobain (Building
  Materials)(s)..................................         9,495       1,406,367
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................        46,740       4,178,505
Elf Aquitaine SA (Oil-Services)(s)...............        35,944       4,493,626
Lagardere S.C.A. (Multi - Industry)(s)...........        56,800       2,318,588
Rhodia SA (Chemicals)(s)+........................       237,368       3,727,180
Sanofi SA (Pharmaceuticals)(s)...................        21,968       3,931,704
Societe Generale (Banking)(s)....................        33,053       5,222,076
STMicroelectronics NV (Electronics)(s)+..........        59,300       4,161,616
Total SA, B Shares (Oil-Services)(s).............        44,317       5,509,139
Vivendi (Utilities)(s)...........................        53,108      12,042,737
                                                                  -------------
                                                                     55,833,857
                                                                  -------------

GERMANY (8.1%)
BASF AG (Chemicals)(s)...........................       102,100       3,876,805
Merck KGaA (Pharmaceuticals)(s)..................        74,000       3,019,910
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................        14,684       6,774,108
RWE AG (Utilities)(s)............................       117,320       6,227,585
Schering AG (Pharmaceuticals)(s).................        30,280       3,760,870

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
GERMANY (CONTINUED)
VEBA AG (Utilities)(s)...........................       111,275   $   6,186,409
Volkswagen AG (Automotive)(s)....................        10,620         866,796
                                                                  -------------
                                                                     30,712,483
                                                                  -------------
HONG KONG (1.7%)
Dao Heng Bank Group Ltd. (Banking)(s)............     1,456,500       4,251,180
SmarTone Telecommunications Holdings Ltd.
  (Telecommunication Services)(s)................       635,000       2,087,142
                                                                  -------------
                                                                      6,338,322
                                                                  -------------

ITALY (1.6%)
Bayerische Vita SPA (Insurance)(s)+..............       148,000         866,350
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................       841,200       5,270,846
                                                                  -------------
                                                                      6,137,196
                                                                  -------------
JAPAN (12.8%)
DDI Corp. (Telecommunications)(s)................         1,714       5,577,610
Fanuc Ltd. (Machinery)(s)........................       101,000       3,204,523
Fujitsu Ltd. (Computer Systems)(s)...............       311,000       3,597,803
Ito - Yokado Co. Ltd. (Retail)(s)................        40,000       2,447,119
Mitsubishi Chemical Corp. (Chemicals)(s).........     1,326,000       2,481,125
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................       836,000       5,372,924
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....       935,000       1,255,084
Rohm Co. Ltd. (Electrical Equipment)(s)..........        39,000       3,299,706
Sony Corp. (Electronics)(s)......................        50,900       3,730,954
Tadano Ltd. (Machinery)(s).......................       903,000       2,431,605
Taiheiyo Cement Corp. (Building Materials)(s)....       868,000       2,040,774
Takeda Chemical Industries (Chemicals)(s)........       118,000       3,983,891
Tokyo Steel Manufacturing Co. Ltd. (Metals &
  Mining)(s).....................................        98,000         454,442
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)

Tostem Corp. (Construction & Housing)(s).........       228,000   $   3,802,472
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................       175,000       5,125,284
                                                                  -------------
                                                                     48,805,316
                                                                  -------------

MEXICO (1.2%)
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)(s).................................       186,200       4,736,462
                                                                  -------------

NETHERLANDS (4.8%)
Laurus NV (Retail)(s)............................       188,540       4,697,235
Philips Electronics NV (Electronics)(s)..........       107,614       6,829,664
TNT Post Group NV (Transport & Services)(s)......        14,600         368,335
Unilever NV (Food, Beverages & Tobacco)(s).......        21,210       1,663,133
Vendex NV (Retail)(s)............................       101,200       2,388,571
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................        11,929       2,280,588
                                                                  -------------
                                                                     18,227,526
                                                                  -------------

NORWAY (1.2%)
Sparebanken NOR (Banking)(s).....................       150,260       2,908,778
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................       145,600       1,774,500
                                                                  -------------
                                                                      4,683,278
                                                                  -------------

PAKISTAN (0.0%)
Pakistan Telecommunications Corp. (GDR)
  (Telecommunications)(s)+.......................           953          43,800
                                                                  -------------

PHILIPPINES (0.3%)
First Philippine Holdings Corp., Class B (Multi -
  Industry)(s)...................................     1,584,820         945,258
                                                                  -------------

PORTUGAL (1.2%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........       141,319       2,584,253
Portugal Telecom SA (Telecommunications)(s)......        48,732       2,122,900
                                                                  -------------
                                                                      4,707,153
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
RUSSIA (0.4%)
Surgutneftegaz (Spon. ADR) (Oil-Production)(s)...       524,500   $   1,573,500
                                                                  -------------

SOUTH AFRICA (2.0%)
ABSA Group Ltd. (Banking)(s).....................       257,000       1,237,576
AngloGold Ltd. (Metals & Mining)(s)..............        76,446       3,734,977
Edgars Stores Ltd. (Retail)(s)...................       151,000         557,294
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................       125,720       2,127,742
                                                                  -------------
                                                                      7,657,589
                                                                  -------------
SOUTH KOREA (0.1%)
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)(s)+..............................         7,682         250,433
                                                                  -------------

SPAIN (3.2%)
Acerinox SA (Metals & Mining)(s).................        49,400       1,177,662
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................       128,000       4,474,839
Iberdrola SA (Electric)(s).......................       387,500       6,436,786
                                                                  -------------
                                                                     12,089,287
                                                                  -------------

SWEDEN (4.0%)
ABB AB, A Shares (Machinery)(s)..................        64,329         697,806
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....       246,700       8,925,289
Gambro AB, B Shares (Pharmaceuticals)(s).........       139,270       1,682,398
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)(s)...................       331,200       4,082,586
                                                                  -------------
                                                                     15,388,079
                                                                  -------------

SWITZERLAND (11.1%)
ABB AG (Machinery)(s)............................         1,593       1,988,540
Nestle SA (Food, Beverages & Tobacco)(s).........         3,650       7,606,932
Roche Holding AG (Pharmaceuticals)(s)............           563       6,635,458
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
SWITZERLAND (CONTINUED)

Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)(s).................................         3,570   $   9,051,394
Swisscom AG (Telecommunication Services)(s)+.....        17,400       5,877,136
UBS AG (Banking)(s)..............................        13,575       4,097,395
Zurich Allied AG (Insurance)(s)..................         9,500       6,806,713
                                                                  -------------
                                                                     42,063,568
                                                                  -------------

TURKEY (0.2%)
Yapi ve Kredi Bankasi AS (Banking)(s)............    53,491,058         652,115
                                                                  -------------

UNITED KINGDOM (12.7%)
Allied Zurich PLC (Insurance)(s)+................       306,400       4,374,686
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................       306,400       2,810,673
Cable & Wireless PLC (Telecommunications)(s).....       263,100       3,343,903
Lloyds TSB Group PLC (Banking)(s)................       352,500       4,901,975
LucasVarity PLC (Automotive Supplies)(s).........       845,300       2,902,126
National Power PLC (Electric)(s).................       211,000       1,797,108
PIC International Group PLC (Food, Beverages &
  Tobacco)(s)....................................       279,734         438,643
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................       423,000       3,532,913
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................       793,100       4,784,729
Smith & Nephew PLC (Medical Supplies)(s).........     1,114,000       3,070,745
SmithKline Beecham PLC (Pharmaceuticals)(s)......       365,600       4,489,740
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...       571,300       3,602,215

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Unilever PLC (Food, Beverages & Tobacco)(s)......       289,000   $   3,007,634
Zeneca Group PLC (Pharmaceuticals)(s)............       121,600       5,057,969
                                                                  -------------
                                                                     48,115,059
                                                                  -------------
  TOTAL COMMON STOCK (COST $334,388,896).........                   346,241,530
                                                                  -------------

PREFERRED STOCK (3.5%)
AUSTRALIA (1.5%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...       885,400       5,567,395
                                                                  -------------
BRAZIL (0.9%)
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)................       201,900       3,432,300
                                                                  -------------

GERMANY (1.1%)
GEA AG (Manufacturing)(s)........................       143,000       3,383,056
ProSieben Media AG (Broadcasting &
  Publishing)(s).................................            95           4,568
Volkswagen AG (Automotive)(s)....................        18,600         951,573
                                                                  -------------
                                                                      4,339,197
                                                                  -------------
  TOTAL PREFERRED STOCK (COST $12,306,629).......                    13,338,892
                                                                  -------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
CONVERTIBLE BONDS (0.9%)
                                                       (IN GBP)
                                                   ------------
UNITED KINGDOM (0.9%)
Compass Group PLC, 5.75% due 10/05/07 (Food,
  Beverages & Tobacco) (COST $3,304,139).........     1,240,000       3,387,363
                                                                  -------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------

SHORT-TERM INVESTMENTS (4.3%)
REPURCHASE AGREEMENT (4.1%)
State Street Bank and Trust Repurchase Agreement,
  4.00% due 12/01/98, dated 11/30/98, proceeds
  $15,581,731 (collateralized by U.S. Treasury
  Bond, 9.125% due 05/15/18, valued at
  $15,893,684)(s)................................  $ 15,580,000   $  15,580,000
                                                                  -------------
U.S. TREASURY OBLIGATIONS (0.2%)
United States Treasury Bills, 4.48%(y) due
  02/04/99(s)....................................       910,000         902,676
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $16,483,878)..................................                    16,482,676
                                                                  -------------
TOTAL INVESTMENTS (COST $366,483,542) (99.8%)..................
                                                                    379,450,461
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)...................
                                                                        806,741
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 380,257,202
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $370,635,178 for federal income tax purposes at November 30, 1998, the aggregate gross unrealized appreciation and depreciation was $39,461,816 and $30,646,533, respectively, resulting in net unrealized appreciation of $8,815,283.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $148,282,322 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depositary Receipt

GBP - British Pound

GDR - Global Depositary Receipt

SDR - Swedish Depositary Receipt

Spon. ADR - Sponsored ADR

Spon. GDR - Sponsored GDR

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENT
                                                    -----------------
Banking...........................................        10.9%
Insurance.........................................         9.4%
Pharmaceuticals...................................         8.9%
Food, Beverages & Tobacco.........................         7.5%
Utilities.........................................         6.4%
Telecommunication Services........................         4.7%
Retail............................................         4.5%
Short-Term Investments............................         4.3%
Broadcasting & Publishing.........................         4.0%
Electronics.......................................         3.9%
Oil-Services......................................         3.9%
Chemicals.........................................         3.7%
Automotive Supplies...............................         3.1%
Telecommunications................................         2.9%
Machinery.........................................         2.2%
Construction & Housing............................         2.2%
Electric..........................................         2.2%
Metals & Mining...................................         2.0%
Oil-Production....................................         1.6%
Wholesale & International Trade...................         1.4%
Telecommunications-Equipment......................         1.4%
Financial Services................................         1.1%
Forest Products & Paper...........................         1.1%
Computer Systems..................................         0.9%
Building Materials................................         0.9%
Manufacturing.....................................         0.9%
Electrical Equipment..............................         0.9%
Multi-Industry....................................         0.9%
Medical Supplies..................................         0.8%
Automotive........................................         0.5%
Transportation....................................         0.5%
Entertainment, Leisure & Media....................         0.2%
Transport & Services..............................         0.1%
Technology........................................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $366,483,542 )          $379,450,461
Cash                                                        969
Foreign Currency at Value (Cost $3,384,853 )          3,346,772
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  1,988,674
Receivable for Investments Sold                       1,942,662
Dividends and Interest Receivable                       520,356
Deferred Organization Expenses                            9,078
Receivable for Expense Reimbursement                      2,053
Prepaid Expenses                                          3,402
                                                   ------------
    Total Assets                                    387,264,427
                                                   ------------
LIABILITIES
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                  3,893,440
Payable for Investments Purchased                     2,602,352
Custody Fee Payable                                     219,423
Advisory Fee Payable                                    183,606
Variation Margin Payable                                 46,767
Organization Expenses Payable                            12,000
Administrative Services Fee Payable                       8,514
Accrued Trustees' Fees and Expenses                         363
Fund Services Fee Payable                                   358
Administration Fee Payable                                   24
Accrued Expenses and Other Liabilities                   40,378
                                                   ------------
    Total Liabilities                                 7,007,225
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $380,257,202
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $1,451,017)                                                  $  7,350,509
Interest Income (Net of Foreign Withholding Tax
  of $534)                                                           1,222,411
                                                                  ------------
    Investment Income                                                8,572,920
EXPENSES
Advisory Fee                                       $  2,687,804
Custodian Fees and Expenses                             872,641
Administrative Services Fee                             129,873
Professional Fees and Expenses                           59,485
Fund Services Fee                                        13,264
Printing Expenses                                         8,554
Administration Fee                                        8,417
Trustees' Fees and Expenses                               6,126
Amortization of Organization Expenses                     2,798
Insurance Expense                                         1,520
                                                   ------------
    Total Expenses                                    3,790,482
Less: Reimbursement of Expenses                          (2,053)
                                                   ------------
NET EXPENSES                                                         3,788,429
                                                                  ------------
NET INVESTMENT INCOME                                                4,784,491
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (34,044,026)
  Futures Contracts                                  (2,116,552)
  Foreign Currency Contracts and Transactions         4,351,959
                                                   ------------
    Net Realized Loss                                              (31,808,619)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                        23,374,331
  Futures Contracts                                     678,671
  Foreign Currency Contracts and Translations        (2,898,738)
                                                   ------------
    Net Change in Unrealized Appreciation                           21,154,264
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $ (5,869,864)
                                                                  ------------
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 26, 1997
                                                    FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   -----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      4,784,491    $        1,895,605
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions           (31,808,619)           (4,271,164)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations            21,154,264            (9,566,779)
                                                   -----------------   -------------------
    Net Decrease in Net Assets Resulting from
      Operations                                         (5,869,864)          (11,942,338)
                                                   -----------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           358,018,439           311,281,790
Withdrawals                                            (245,865,781)          (25,365,044)
                                                   -----------------   -------------------
    Net Increase from Investors' Transactions           112,152,658           285,916,746
                                                   -----------------   -------------------
    Total Increase in Net Assets                        106,282,794           273,974,408
NET ASSETS
Beginning of Period                                     273,974,408                    --
                                                   -----------------   -------------------
End of Period                                      $    380,257,202    $      273,974,408
                                                   -----------------   -------------------
                                                   -----------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 26, 1997
                                                    FOR THE FISCAL      (COMMENCEMENT OF
                                                      YEAR ENDED       OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                 0.85%                 0.89%(a)
  Net Investment Income                                        1.07%                 1.26%(a)
  Expenses without Reimbursement                               0.85%                 0.92%(a)
Portfolio Turnover                                              143%                   72%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At November 30, 1998, the portfolio had open forward foreign currency contracts as follows:

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       11/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 3,315,011, expiring 1/14/99....  $ 2,062,591   $ 2,085,974   $      23,383
British Pound 18,167,700, expiring 1/14/99.......   30,946,034    29,935,393      (1,010,641)
British Pound 546,163 for NOK 6,936,000, expiring
 1/14/99.........................................      925,928       899,927         (26,001)
Canadian Dollar 10,139,439, expiring 1/14/99.....    6,537,039     6,632,789          95,750
Danish Krone 6,470,912 for GBP 613,630, expiring
 1/14/99.........................................    1,011,094     1,007,987          (3,107)
Finnish Markka 27,311,709, expiring 1/14/99......    5,427,988     5,323,715        (104,273)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       11/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
French Franc 22,924,679, expiring 1/14/99........  $ 4,180,698   $ 4,052,045   $    (128,653)
German Mark 1,600,387, expiring 1/14/99..........      981,832       948,699         (33,133)
German Mark 3,287,407 for GBP 1,183,468, expiring
 1/14/99.........................................    1,950,030     1,948,753          (1,277)
German Mark 10,477,778 for SEK 50,384,595,
 expiring 1/14/99................................    6,226,158     6,211,159         (14,999)
Hong Kong Dollar 52,698,993, expiring 1/14/99....    6,793,624     6,802,401           8,777
Japanese Yen 2,935,325,190, expiring 1/14/99.....   25,132,923    24,044,080      (1,088,843)
Netherlands Guilder 2,279,167, expiring 1/14/99..    1,238,796     1,198,616         (40,180)
Swedish Krona 42,192,997, expiring 1/14/99.......    5,359,837     5,213,901        (145,936)
Swiss Franc 8,172,247, expiring 1/14/99..........    6,097,347     5,901,285        (196,062)

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
Australian Dollar 15,995,001, expiring 1/14/99...    9,897,227    10,064,870        (167,643)
British Pound 2,504,037, expiring 1/14/99........    4,144,450     4,125,967          18,483
British Pound 3,374,370 for JPY 663,860,000,
 expiring 1/14/99................................    5,437,865     5,560,037        (122,172)
Canadian Dollar 1,318,462, expiring 1/14/99......      849,289       862,482         (13,193)
Danish Krone 54,413,265, expiring 1/14/99........    8,756,560     8,476,068         280,492
Danish Krone 4,764,199 for HKD 5,834,714,
 expiring 1/14/99................................      753,146       742,129          11,017
Danish Krone 5,076,903 for NLG 1,503,154,
 expiring 1/14/99................................      790,510       790,840            (330)
Finnish Markka 19,200,000, expiring 1/14/99......    3,761,018     3,742,546          18,472
French Franc 12,937,485, expiring 1/14/99........    2,287,246     2,286,761             485
German Mark 40,403,126, expiring 1/14/99.........   24,035,651    23,950,712          84,939
German Mark 12,944,562, expiring 2/19/99.........    7,630,000     7,684,878         (54,878)
German Mark 545,747 for DKK 2,083,935, expiring
 1/14/99.........................................      324,619       323,515           1,104
German Mark 2,650,964 for JPY 190,392,246,
 expiring 1/14/99................................    1,559,557     1,571,475         (11,918)
Hong Kong Dollar 42,727,534, expiring 1/14/99....    5,495,128     5,515,282         (20,154)
Italian Lira 1,322,121,213 for NZD 1,554,742,
 expiring 1/14/99................................      822,133       791,484          30,649
Japanese Yen 443,329,400, expiring 1/14/99.......    3,400,000     3,631,437        (231,437)
Japanese Yen 215,445,286 for NLG 3,378,474,
 expiring 1/14/99................................    1,776,742     1,764,773          11,969

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
SALES CONTRACTS                                       VALUE       11/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Japanese Yen 179,446,065 for NOK 10,868,932,
 expiring 1/14/99................................  $ 1,450,959   $ 1,469,893   $     (18,934)
Japanese Yen 136,998,878 for SEK 8,731,605,
 expiring 1/14/99................................    1,078,988     1,122,197         (43,209)
Norwegian Krone 24,965,906, expiring 1/14/99.....    3,315,085     3,332,849         (17,764)
South African Rand 34,839,040, expiring 1/14/99..    5,794,435     6,026,650        (232,215)
Spanish Peseta 150,042,477, expiring 1/14/99.....    1,078,434     1,045,072          33,362
Swedish Krona 23,720,426, expiring 1/14/99.......    2,978,826     2,931,196          47,630
Swiss Franc 21,050,212, expiring 1/14/99.........   15,999,614    15,200,630         798,984
Swiss Franc 2,465,997 for GBP 1,098,988, expiring
 1/14/99.........................................    1,810,831     1,780,728          30,103
Swiss Franc 4,190,786 for JPY 409,314,111,
 expiring 1/14/99................................    3,352,808     3,026,221         326,587
                                                                               --------------
Net Unrealized Depreciation on Forward Foreign
 Currency Contracts..............................                              $  (1,904,766)
                                                                               --------------
                                                                               --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At November 30, 1998, the portfolio had open futures contracts as follows:

SUMMARY OF OPEN CONTRACTS AT NOVEMBER 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
CAC 40 Index, expiring December 1998.............             38    $     (31,393)   $     1,319,284
DAX Index, expiring December 1998................              6          197,551          1,592,914
FTSE 100 Index, expiring December 1998...........             20          177,234          1,742,358

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
IBEX 35 Index, expiring December 1998............             19    $      78,682    $     1,192,108
TOPIX Index, expiring December 1998..............             40          120,847          3,596,607
                                                   --------------   --------------   ----------------
  Totals.........................................            123    $     542,921    $     9,443,271
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and unrealized appreciation, as applicable, as the income and/or capital gains are earned.

   g) The portfolio incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   h) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement will remain the same. For the fiscal year ended November 30, 1998, such fees amounted to $2,687,804.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
      aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1998, the fee for these services amounted to $8,417.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1998, the fee for these services amounted to $129,873.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through March 30, 1999. This reimbursement arrangement can be changed or terminated at any time after March 30, 1999 at the option of J.P. Morgan. For the fiscal year ended November 30, 1998, J.P. Morgan has agreed to reimburse the portfolio $2,053 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $13,264 for the fiscal year ended November 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,800.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 1998 were as follows:

                   COST OF          PROCEEDS
                  PURCHASES        FROM SALES
                --------------   --------------
                $  700,100,361   $  583,639,505

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The International Opportunities Portfolio (one of the portfolios comprising part of the Series Portfolio, hereafter referred to as the "portfolio") at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period February 26, 1997 (commencement of operations) through November 30, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 19, 1999

J.P. MORGAN INSTITUTIONAL FUNDS

          PRIME MONEY MARKET FUND

          TREASURY MONEY MARKET FUND

          FEDERAL MONEY MARKET FUND

          TAX EXEMPT MONEY MARKET FUND

          SHORT TERM BOND FUND

          BOND FUND

          GLOBAL STRATEGIC INCOME FUND

          TAX EXEMPT BOND FUND

          NEW YORK TAX EXEMPT BOND FUND

          CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

          DIVERSIFIED FUND

          DISCIPLINED EQUITY FUND

          U.S. EQUITY FUND

          U.S. SMALL COMPANY FUND

          TAX AWARE DISCIPLINED EQUITY FUND:

             INSTITUTIONAL SHARES

          INTERNATIONAL EQUITY FUND

          EUROPEAN EQUITY FUND

          INTERNATIONAL OPPORTUNITIES FUND

          EMERGING MARKETS EQUITY FUND

          SMARTINDEX FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.


J.P. MORGAN
INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND


ANNUAL REPORT
NOVEMBER 30, 1998

IIOFR-9811